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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 5, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-20574                   51-0340466
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On August 5, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Oakbrook, Illinois and Des Moines, Iowa; Increases Share Repurchase Authorization". A copy of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004                         THE CHEESECAKE FACTORY INCORPORATED



                                             By: /s/ MICHAEL J. DIXON
                                                 -------------------------------
                                                 Michael J. Dixon
                                                 Senior Vice President and
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX


   Exhibit           Description
---------------    -------------------------------------------------------------
    99.1             Press Release dated August 5, 2004 entitled "The Cheesecake
                     Factory Opens in Oakbrook, Illinois and Des Moines, Iowa;
                     Increases Share Repurchase Authorization".